SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|
Check the appropriate box:
|_|  Preliminary Proxy Statement
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Webster City Federal Bancorp
                (Name of Registrant as Specified In Its Charter)

                   __________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            .................................................................

      2)    Aggregate number of securities to which transaction applies:

            .................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            .................................................................

      4)    Proposed maximum aggregate value of transaction:

            .................................................................

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed: March __, 2004

March 19, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Webster City Federal Bancorp ("Webster City Federal" or the "Company"). The Annual Meeting will be held at the offices of Webster City Federal, 820 Des Moines Street, Webster City, Iowa, at 1:00 p.m., Iowa time, on April 21, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors to the Board of Directors of the Company and the ratification of the appointment of KPMG LLP as auditors for the Company's 2004 fiscal year.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in this proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Phyllis A. Murphy
President and Chief Executive Officer

                          WEBSTER CITY FEDERAL BANCORP
                              820 Des Moines Street
                            Webster City, Iowa 50595
                                 (515) 832-3071

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 21, 2004

      Notice is hereby given that the Annual Meeting of Webster City Federal Bancorp (the "Company" or "Webster City Federal") will be held at the offices of Webster City Federal, 820 Des Moines Street, Webster City, Iowa, on April 21, 2004 at 1:00 p.m., Iowa time.

      A proxy card and a proxy statement for the Annual Meeting are enclosed.

      The Annual Meeting is for the purpose of considering and acting upon:

      1.    The election of two directors of the Company;

      2. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending December 31, 2004; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

      Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on February 27, 2004, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

      A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's main office, 820 Des Moines Street, Webster City, Iowa, for the twenty days immediately prior to the Annual Meeting. It also will be available for inspection at the meeting itself.

      EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                        By Order of the Board of Directors

                                        Kathie R. Highland
                                        Secretary

Webster City, Iowa
March 19, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                          WEBSTER CITY FEDERAL BANCORP
                              820 Des Moines Street
                            Webster City, Iowa 50595
                                 (515) 832-3071

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 2004

      This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Webster City Federal Bancorp ("Webster City Federal" or the "Company") to be used at the Annual Meeting of Stockholders of Webster City Federal (the "Annual Meeting"), which will be held at the offices of Webster City Federal, 820 Des Moines Street, Webster City, Iowa, on April 21, 2004, at 1:00 p.m., Iowa Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about March 19, 2004.

      At the Annual Meeting, stockholders will vote on the election of two directors of the Company and on the ratification of the appointment of the Company's auditors for 2004.

                              REVOCATION OF PROXIES

      Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this proxy statement for consideration at the Annual Meeting.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

      Proxies may be revoked at any time prior to their exercise by sending written notice of revocation to the Secretary of the Company, at the address of the Company shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

   VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF AND METHODS OF COUNTING VOTES

      Holders of record of the Company's common stock, par value $.10 per share (the "Company Common Stock") as of the close of business on February 27, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 3,772,372 shares of Company Common Stock issued and outstanding, 2,300,000 of which were held by WCF Financial, M.H.C. (the "Mutual Holding Company"), and 1,472,372 of which were held by stockholders other than the Mutual Holding Company. The presence in person or by proxy of a majority of the outstanding shares of Company Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and abstentions will be counted as shares present and entitled to vote for the purposes of establishing a quorum. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card provided by the Board of Directors enables a stockholder to vote "FOR" the election of the two nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

      As to the ratification of KPMG LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. The ratification of this matter must be approved by the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. Broker non-votes and proxies marked "ABSTAIN" will not be counted as votes in favor of the proposal to ratify the appointment of KPMG LLP as the Company's auditors.

      Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

      Management of the Company anticipates that shares of Company Common Stock owned by the Mutual Holding Company will be voted in favor of the nominees for director and in favor of Proposal II. The affirmative vote of such shares would ensure the election of such nominees and the approval of such Proposal II.

      Persons and groups who beneficially own in excess of five percent of the Company Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Company Common Stock beneficially owned by directors individually, by executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the outstanding shares of Company Common Stock on the Record Date.

                                      Amount of Shares
                                      Owned and Nature      Percent of Shares
         Name and Address of           of Beneficial     of Company Common Stock
          Beneficial Owners           Ownership (1)(4)         Outstanding
         -------------------          ----------------   -----------------------

Directors and Officers (2)

Donald I. Newman                           48,160                1.28%

Dr. Carroll E. Haynes                      24,500                 .65

Dennis J. Tasler                           89,862                2.38

Phyllis A. Murphy                          34,918                 .93

Dr. Leo Moriarty                              800                 .02

Stephen L. Mourlam                         30,080                 .80

Kyle R. Swon                               25,232                 .67

All Directors and Executive Officers      253,552                6.72
  as a Group (7 persons) (3)

Principal Stockholder:

WCF Financial, M.H.C.                   2,300,000               60.97
820 Des Moines Street
Webster City, Iowa  50595

-------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Company Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2) The mailing address for each person listed is 820 Des Moines Street, Webster City, Iowa 50595.

(3) The Company's executive officers and directors are also executive officers and directors of WCF Financial, M.H.C.

(4) Includes shares of Company Common Stock allocated to the accounts of employees pursuant to the Employee Stock Ownership Plan ("ESOP") of Webster City Federal Savings Bank (the "Bank"). Under the terms of the ESOP, shares of Company Common Stock so allocated are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duty otherwise requires.

                        PROPOSAL I--ELECTION OF DIRECTORS

      The Company's Board of Directors is currently composed of seven members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as directors Dr. Carroll E. Haynes and Phyllis A. Murphy, each for a three-year period and until his successor shall have been elected and shall qualify. Dr. Haynes and Ms. Murphy are currently members of the Board of Directors.

      The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED IN THIS PROXY STATEMENT.

                                                                                      Shares of Company
                                                                                         Common Stock
                                      Positions                                          Beneficially
                                     Held in the          Director     Current Term        Owned on        Percent
     Name (1)           Age            Company            Since (2)      to Expire      Record Date (3)   of Class
     --------           ---            -------            ---------      ---------      ---------------   --------
                                                     NOMINEES
Dr. Carroll E. Haynes   71          Director and            1967           2004             24,500             *
                                Chairman of the Board

Phyllis A. Murphy       53       President and Chief        1995           2004             34,918             *
                                  Executive Officer

                                          DIRECTORS CONTINUING IN OFFICE
Stephen L. Mourlam      51    Executive Vice President      2001           2006             30,080             *
                                    and Director

Kyle R. Swon            42      Senior Vice President       2001           2006             25,232             *
                                    and Director

Dennis J. Tasler        64            Director              1985           2006             89,862          2.38

Dr. Leo Moriarty        44            Director              2000           2008                800             *

Donald I. Newman        67            Director              1988           2008             48,160          1.28

-------------------------
*     Less than 1%.

(1) The mailing address for each person listed is 820 Des Moines Street, Webster City, Iowa 50595. Each of the persons listed as a director of the Company is also a director of Webster City Federal Savings Bank, the Company's savings association subsidiary, as well as the Bank's service subsidiary and WCF Financial, M.H.C., which owns the majority of the issued and outstanding shares of Company Common Stock.

(2) With the exception of Dr. Moriarty and Messrs. Mourlam and Swon, reflects initial appointment to the Board of Directors of Webster City Federal Savings Bank.

(3) See definition of "beneficial ownership" in the table under "Voting Securities, Principal Holders Thereof and Methods of Counting Votes."

      The principal occupation during the past five years of each director of the Company is set forth below. References to the Company include, where applicable, Webster City Federal Savings Bank, which reorganized to form the Company as its holding company in July 1999. All directors have held their present positions for five years unless otherwise stated.

      Dr. Carroll E. Haynes, a Director of the Company, retired in October of 1999. He was a self-employed dentist for 40 years.

      Phyllis A. Murphy was appointed President and Chief Executive Officer of the Company on January 1, 1999. Ms. Murphy previously served as Executive Vice President and the Chief Operating Officer and Personnel Officer of the Company. She was also the Secretary of the Company and Compliance Officer. She has been with the Company since 1971.

      Donald I. Newman, a Director of the Company, retired as President and Chief Executive Officer of the Company, effective December 31, 1998. Mr. Newman had been an executive officer of the Company for 10 years.

      Dennis J. Tasler, a Director of the Company, is Chief Executive Officer and majority stockholder of Tasler, Inc., Webster City, Iowa.

      Dr. Leo Moriarty, a Director of the Company, was appointed to the Board in October of 2000. He is a self-employed dentist in Webster City, Iowa.

      Stephen L. Mourlam was appointed Executive Vice President on January 1, 1999. Mr. Mourlam is the Chief Financial Officer. He previously served as Senior Vice President and Chief Financial Officer. He has been with the Company since 1979.

      Kyle R. Swon was appointed Senior Vice President on January 1, 1999. Mr. Swon is the Chief Lending Officer. He has been with the Company since 1987.

                               Board Independence

      The Board of Directors has determined that, except as to Ms. Murphy and Messrs. Mourlam and Swon, each member of the Board of Directors is an "independent director" within the meaning of the Nasdaq corporate governance listing standards, which the Board has elected to determine corporate governance. Ms. Murphy and Messrs. Mourlam and Swon are not considered independent because they are executive officers of the Company.

                   Ownership Reports by Officers and Directors

      The common stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company Common Stock. SEC rules require disclosure in the Company's proxy statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of ownership reports, during the year ended December 31, 2003, no officer or director failed to timely file any Forms 3, 4, or 5.

                Meetings and Committees of the Board of Directors

      General. The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2003, the Board of Directors held twelve regular meetings and one special meeting. During the year ended December 31, 2003, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served.

      The Company does not have a standing compensation; the full Board of Directors acts as such committee.

      ESOP Committee. The ESOP Committee consists of Directors Haynes, Tasler and Newman and administers the Company's Employee Stock Ownership Plan. The committee met one time in 2003.

      Stock Benefits Committee. The Stock Benefits Committee administers the Company's Stock Option Plan and is composed of Directors Newman, Tasler and Haynes. This Committee did not meet in 2003.

      Audit Committee. The Audit Committee consists of Directors Newman (Chairman), Dr. Moriarty and Mr. Tasler. The committee met two times in 2003. Each member of the Audit Committee is "independent" as defined in the Nasdaq listing standards. Each member of the Audit Committee is able to read and understand financial statements, and no member of the Audit Committee has participated in the preparation of the Company's or the Bank's, or any of the Bank's subsidiaries', financial statements during the past three years. Directors Newman and

Tasler are deemed by the Company to be an "audit committee financial expert." Directors Newman and Tasler have an understanding of generally accepted auditing principles (GAAP) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that the Company reasonably expects to be raised by the Company's financial statements. The Company's Board of Directors adopted an Audit Committee Charter in May 2000, which was last amended on March 17, 2004 and is attached to this proxy statement as Appendix A. A copy of the charter of the Audit Committee is available on the Company's website at www.webcityfed.com.

      The duties and responsibilities of the Audit Committee include, among other things:

      o retaining, overseeing and evaluating a firm of independent certified public accountants to audit the annual financial statements;

      o in consultation with the independent auditors and the internal auditor, reviewing the integrity of the Company's financial reporting processes, both internal and external;

      o     approving the scope of the audit in advance;

      o reviewing the financial statements and the audit report with management and the independent auditors;

      o considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

      o reviewing earnings and financial releases and quarterly reports filed with the SEC;

      o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls;

      o approving all engagements for audit and non-audit services by the independent auditors; and

      o     reviewing the adequacy of the audit committee charter.

      Nominating Committee. The Company's Nominating Committee, which is appointed by the Board of Directors, is comprised of Directors Moriarty, Newman and Tasler. All of the members of the Nominating Committee have been determined by the Board of Directors to be "independent directors" within the meaning of the Nasdaq corporate governance listing standards. The Nominating Committee selects nominees to the Board of Directors of the Company. The Nominating Committee met once during 2003. The Company's Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at www.webcityfed.com.

      The functions of the Nominating Committee include the following:

      o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

      o to review and monitor compliance with the requirements for board independence;

      o to review the committee structure and make recommendations to the Board regarding committee membership;

      o to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

      o to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

      The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

      o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

      o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

      o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

      o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

      o is involved in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and

      o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

      The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" within the meaning of the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Shareholders

      The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit qualified names of candidates for Director by writing to our Corporate Secretary at 820 Des Moines Street, Webster City, Iowa 50595. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

      o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

      o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

      o     a statement of the candidate's business and educational experience;

      o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

      o a statement detailing any relationship between the candidate and the Company;

      o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

      o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

      o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

      Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Other Matters and Advance Notice Procedures."

Stockholder Communications with the Board

      A stockholder of the Company who wants to communicate with the Board or with any individual Director can write to the Corporate Secretary of the Company, at 820 Des Moines Street, Webster City, Iowa 50595, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      o forward the communication to the Director or Directors to whom it is addressed;

      o attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

      o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors.

Code of Ethics

      The Company has adopted a code of ethics that is applicable to the Company's President and Chief Executive Officer, Chief Financial Officer (who is also the Company's principal accounting officer), and other senior officers. The Code of Ethics is available on the Company's website at www.webcityfed.com. Amendments to and waivers from the Code of Ethics also will be disclosed on the Company's website.

                             Audit Committee Report

      In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement:

      Management has the primary responsibility for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue an opinion thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      As part of its ongoing activities, the Audit Committee has:

      o Reviewed and discussed with management and the independent auditors the Company's audited consolidated financial statements for the year ended December 31, 2003;

      o Discussed with the independent auditors of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

      o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and be filed with the SEC. In addition, the Audit Committee recommended that the Board of Directors appoint KPMG LLP as the Company's independent auditors for the year ending December 31, 2004, subject to the ratification of this appointment by the stockholders.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              The Audit Committee:

                          Donald I. Newman (Chairman)
                          Dr. Leo Moriarty
                          Dennis J. Tasler

                             Directors' Compensation

      Members of the Board of Directors each received fees of $500 per month and $350 for each meeting attended during the year ended December 31, 2003. The Bank paid a total of $72,800 in director and committee fees to members of the Board of Directors during the year ended December 31, 2003. No separate fees are paid to members for service on the Board of Directors of the Company, or for service on committees of the Company's Board of Directors.

      Directors' Deferred Fee Plan. All directors of the Company are eligible to participate in the Deferred Fee Plan by deferring all or any portion of their director's fees until termination of service as a director of the Company. Upon a director's termination of service, the director's account balance will be paid, at the option of the Company, in either a lump sum or annual installments over a period of up to 10 years. If a director dies before receiving his or her entire account balance, the remaining balance will be paid to his or her designated beneficiary or to his or her estate. Amounts deferred under the Deferred Fee Plan continue to be a part of the Company's general fund. Interest on amounts deferred are calculated at the prime rate (as published in the Wall Street Journal on January 1 of each year) plus 100 basis points. The interest rate paid for the year ended December 31, 2003 was 5.25 percent. The Company's interest expense for the Deferred Fee Plan was $37,500 for the year ended December 31, 2003. Fees deferred under the Plan for the year ended December 31, 2003 were $21,100.

                             Executive Compensation

      The following table sets forth for the years ended December 31, 2003, 2002, and 2001, certain information as to the total remuneration paid by the Company to the named executive officer of the Company (the "Named Executive Officer"). No other executive officer of the Company received total annual compensation in excess of $100,000 during the year ended December 31, 2003.

==================================================================================================================================
                                                    SUMMARY COMPENSATION TABLE
==================================================================================================================================
                                                                                           Long-Term
                          Annual Compensation                                         Compensation Awards
----------------------------------------------------------------------------  ---------------------------------
                           Years                                               Restricted
                           Ended                                   Other         Stock      Options/                   All Other
       Name and           December      Salary       Bonus        Annual        Award(s)      SARs                   Compensation
Principal Position (1)      31,         ($)(2)        ($)         ($)(3)          ($)          (#)       Payouts        ($)(4)
-----------------------  -----------  ----------  -----------  -------------  -----------  ----------  ---------   ---------------
Phyllis A. Murphy           2003      $105,000     $   500        $10,200         -0-          -0-         -0-         $   442
President and Chief         2002       103,000       1,500         10,200         -0-          -0-         -0-             430
Executive Officer           2001       100,000         500          9,600         -0-          -0-         -0-             414
==================================================================================================================================

      (1) Ms. Murphy was appointed President and Chief Executive Officer in January 1999. Previously, she served as Executive Vice President, Chief Operating Officer and Personnel Officer. No other executive officer received salary and bonuses that in the aggregate exceeded $100,000 in the years ended December 31, 2003, 2002 and 2001.

      (2) Amount shown is gross earnings before pre-tax medical insurance paid by officer which is not taxable.

      (3) Includes Directors' fees paid for attendance at Board Meetings of the Company.

      (4) Includes payments for premiums made pursuant to a life insurance policy maintained on the named executive officer under the Company's life insurance plan for employees.

                                    Benefits

      Severance Agreements. The Company has entered into severance agreements (the "Severance Agreements") with Phyllis A. Murphy, the President and Chief Executive Officer of the Company, Stephen L. Mourlam, Executive Vice President of the Company and Kyle R. Swon, Senior Vice President of the Company. The Severance Agreements provide for certain benefits in the event of a change of control of the Company or the Mutual Holding Company. The Severance Agreements are available to certain full-time officers of the Company who have been specifically approved by resolution of the Board of Directors to be eligible to enter into the Severance Agreements.

      Following a change of control of the Mutual Holding Company or the Company, as defined in the Severance Agreement, the executive officer shall be entitled to a payment under the Severance Agreement if the executive officer terminates employment following any demotion, loss of title, office or significant authority, reduction in his or her annual compensation or benefits, or relocation of his or her principal place of employment by more than 30 miles.

      In the event that Phyllis Murphy is entitled to receive payments pursuant to her Severance Agreement, she shall receive a cash payment of up to a maximum of three times her annual compensation prior to termination of employment, plus life and medical coverage for a period of up to 36 months from the date of termination.

      In the event that Mr. Mourlam or Mr. Swon is entitled to receive payments pursuant to the executive officer's Severance Agreement, the executive officer shall receive a cash payment up to a maximum of two times the annual compensation prior to termination of employment, plus life and medical coverage for a period of up to 24 months from the date of termination.

      Defined Benefit Plan. The Company participates in a noncontributory multiple-employer defined benefit plan ("Retirement Plan"). All employees age 21 or older with 12 months of employment are eligible to accrue benefits under the Retirement Plan. As necessary, the Company contributes an amount to the Retirement Plan to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Retirement Plan provides a benefit to or on behalf of each covered employee upon normal retirement at or after age 65. An employee's retirement benefit under the Retirement Plan is determined by formula and is equal to two percent times the employee's years of service with the Company multiplied by the average of his highest consecutive five years' salary. For these purposes, "salary" is defined as a participant's basic annual salary rate as of each January 1, exclusive of special payments such as overtime, bonuses and fees. An employee who defers the receipt of a retirement benefit will have his benefit increased by .8% for each month of deferral beyond normal retirement age (with a maximum increase of 48%). A participant will receive a reduced benefit upon early retirement, disability or death. Retirement benefits are payable in various annuity forms as well as in the form of a single lump sum payment or partial lump sum payment equal to 25%, 50% or 75% of the total benefit and a monthly allowance for the remainder of the benefit which must commence at the time of the partial lump sum settlement. The regular form of all retirement benefits (normal, early or disability) includes not only a retirement allowance, but also a lump sum retirement death benefit which is 12 times the annual retirement allowance less the sum of such allowance payments made before death. All retirement allowances continue for life even though under the regular form there would be no death benefit payable after 12 years. Upon termination of employment other than as specified above, a participant who was employed by the Company for a minimum of five years is eligible to receive his or her vested accrued benefit commencing on such participant's normal retirement date. For the plan year ended June 30, 2003, the Company made a contribution in the amount of $103,362 to the Retirement Plan.

      The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2003, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below.

==========================================================================================================================
                                          YEARS OF BENEFIT SERVICE AT RETIREMENT
--------------------------------------------------------------------------------------------------------------------------
        High 5-Year
       Average Salary                15            20             25             30             35              40
----------------------------- --------------- ------------- --------------- -------------- -------------- ----------------
          $25,000                 $ 7,500       $ 10,000       $ 12,500       $ 15,000       $ 17,500        $ 20,000
----------------------------- --------------- ------------- --------------- -------------- -------------- ----------------
          $50,000                 $15,000       $ 20,000       $ 25,000       $ 30,000       $ 35,000        $ 40,000
----------------------------- --------------- ------------- --------------- -------------- -------------- ----------------
          $75,000                 $22,500       $ 30,000       $ 37,500       $ 45,000       $ 52,500        $ 60,000
----------------------------- --------------- ------------- --------------- -------------- -------------- ----------------
         $100,000                 $30,000       $ 40,000       $ 50,000       $ 60,000       $ 70,000        $ 80,000
----------------------------- --------------- ------------- --------------- -------------- -------------- ----------------
         $150,000                 $45,000       $ 60,000       $ 75,000       $ 90,000       $105,000        $120,000
============================= =============== ============= =============== ============== ============== ================

      The following table sets forth the years of credited service (i.e., benefit service) as of June 30, 2003, for the individual named in the cash compensation table.

                                                       Years of
      Name                                         Credited Service
      ----                                         ----------------
      Phyllis A. Murphy.......................             28

      Employee Stock Ownership Plan and Trust. Webster City Federal Savings Bank established an Employee Stock Ownership Plan and Related Trust ("ESOP") for eligible employees in connection with the reorganization of the Bank to stock form and subsequent stock offering (the "Offering"). The ESOP is a tax-qualified plan subject to the requirements of ERISA of 1974 ("ERISA") and the Internal Revenue Code of 1986 (the "Code"). Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate.

      Stock Option Plan. The Bank adopted a Stock Option Plan (the "Stock Option Plan") in 1996 for the award of options in the Bank Common Stock to certain employees and nonemployee directors of the Bank and the Mutual Holding Company. The Stock Option Plan authorized the grant of stock options and limited rights to purchase an aggregate of 95,000 shares. Pursuant to the Stock Option Plan, grants may be made of (i) options to purchase Bank Common Stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify, and (iii) limited rights that are exercisable only upon the change in control of the Company, the Bank or the Mutual Holding Company. Nonemployee directors are eligible only to receive nonstatutory options. Upon formation of the Company in July 1999, the Company Common Stock was substituted for Bank Common Stock on a one-for-one basis for future awards under the Stock Option Plan.

      The grant of awards under the Stock Option Plan is determined by the Stock Benefits Committee, a committee of the Board of Directors consisting of nonemployee directors of the Company.

      Stock options granted pursuant to the Stock Option Plan are exercisable in three equal annual installments of 33a% commencing one year from the date of grant; provided, however, that all options will be 100% exercisable in the event the optionee terminates his service due to normal retirement, death or disability, or in the event of a change in control of the Mutual Holding Company or the Company.

      Pursuant to the Stock Option Plan, each nonemployee director of the Company has received an option to purchase 4,750 shares of Company Common Stock. All options were granted at an exercise price of $12.75 per share, which was the trading price of the Bank Common Stock on the date the Stock Option Plan was approved by stockholders of the Bank. Options exercisable for 28,500 shares of Company Common Stock have been reserved for future issuance under the Plan. No options were granted to the Named Executive Officer under the Plan during the year ended December 31, 2003. The exercise price of any option granted under the Stock Option Plan may be paid in cash or Company Common Stock. The Named Executive Officer did not exercise options during 2003.

      Set forth below is certain information concerning options outstanding to the Company's Chief Executive Officer at December 31, 2003.

====================================================================================================================
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
====================================================================================================================
                                                                 Number of Unexercised      Value of Unexercised
                                                                       Options at          In-the-Money Options at
                                                                        Year-End                Year-End (1)
                                                                ------------------------- --------------------------
                             Shares Acquired       Value        Exercisable/Unexercisable Exercisable/Unexercisable
           Name               upon Exercise       Realized                (#)                        ($)
---------------------------- ---------------- ----------------- ------------------------- --------------------------
Phyllis A. Murphy                  --               --                    0/0                        0/0
====================================================================================================================

------------------------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Company Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2003, at which date shares of Company Common Stock were quoted on the Nasdaq SmallCap Market at $14.00.

      The Company does not have any equity compensation program that was not approved by stockholders other than the Bank's employee stock ownership plan.

      Set forth below is certain information as of December 31, 2003 regarding equity compensation to directors and executive officers of the Company approved by stockholders.

====================================================================================================================
                                    Number of securities to be                             Number of securities
                                      issued upon exercise of                            remaining available for
                                      outstanding options and      Weighted average              issuance
               Plan                           rights                exercise price              under plan
--------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans approved
by Stockholders                               16,625                     $12.75                  14,250
--------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans not
approved by Stockholders                          --                        --                       --
--------------------------------------------------------------------------------------------------------------------
Total                                         16,625                     $12.75                  14,250
====================================================================================================================

                    Transactions with Certain Related Persons

      Current federal law requires that all loans or extensions of credit by the Bank to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Federal law also limits the amount of credit the Bank may extend to its executive officers, its directors and its affiliates and the types of permitted collateral for such credit, and prescribes terms and conditions for such transactions deemed to be consistent with safe and sound banking practices. However, federal regulations permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. The Bank has established a conflict of interest policy requiring that all loans made to directors or executive officers be made in the ordinary course of business on the same terms and conditions as the Bank would make to any other customer in the ordinary course of business, and that such loans not involve more than a normal risk of collectibility or present any unfavorable features.

      As of December 31, 2003 the Bank's directors and executive officers had loans outstanding from the Bank totaling $692,500 in the aggregate. All such loans were made by the Bank in compliance with federal law and the above-described policies.

      The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (i) extending or maintaining credit; (ii) arranging for the extension of credit; or
(iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to the Company. Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.

              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS

      The Audit Committee of the Board of Directors of the Company has approved the engagement of KPMG LLP to be the Company's auditors for the year ending December 31, 2004, subject to the ratification of the engagement by the Company's stockholders. Auditors are not deemed independent under federal securities regulations unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the audit committee which sets forth each specific service to be performed by auditor. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of KPMG LLP for the Company's fiscal year ending December 31, 2004. A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

      Stockholder ratification of the selection of KPMG LLP is not required by the Company's bylaws or otherwise. However, the Board is submitting the selection of the independent auditors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of KPMG LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit

Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Fees Paid to KPMG LLP

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by KPMG LLP during 2003 and 2002:

      Audit Fees. The aggregate fees billed to the Company by KPMG LLP for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings and engagements was $54,700 and $50,000 during the fiscal years ended December 31, 2003 and 2002, respectively.

      Audit-Related Fees. There were no fees billed to the Company by KPMG LLP for assurance and related services rendered by KPMG LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, during the fiscal years ended December 31, 2003 and 2002. These services included review of the financial statements included in the Company's quarterly and annual reports.

      Tax Fees. The aggregate fees billed to the Company by KPMG LLP for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning was $16,600 and $16,850 during the fiscal years ended December 31, 2003 and 2002, respectively. These services included preparation of federal and state tax returns and supporting schedules based on information provided by the Company, as well as assistance with determination of quarterly estimated tax payment requirements.

      All Other Fees. The were no fees billed to the Company by KPMG LLP that are not described above during the fiscal years ended December 31, 2003 and 2002. These services included tax consulting services.

      The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining KPMG LLP's independence. The Audit Committee concluded that performing such services does not affect KPMG LLP's independence in performing its function as auditor of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. None of the fees paid for non-audit services in 2003 and 2002 were approved per the Audit Committee's pre-approval policies (which had not been implemented at the time such fees were paid).

Required Vote and Recommendation of the Board of Directors

      In order to ratify the selection of KPMG LLP as independent auditors for the 2004 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 820 Des Moines Street, Webster City, Iowa 50595, no later than November 12, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Any such proposals will also be subject to the requirements of the proxy rules adopted under the Exchange Act.

                   OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

      The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

      The Bylaws of the Company provide an advance notice procedure for new business to be taken up at the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting, the stockholder must state the new business in writing and file the description of the new business with the Secretary of the Company at least five days prior to the date of the Annual Meeting. A stockholder may make any other proposal at the Annual Meeting itself, and the proposal may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the Annual Meeting, the proposal will be laid over for action at an adjourned, special or annual meeting of the stockholders taking place 30 days or more thereafter. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

      The date on which the 2005 Annual Meeting of Stockholders is expected to be held is April 20, 2005. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2005 Annual Meeting of Stockholders must be given to the Company no later than April 15, 2005.

                                  MISCELLANEOUS

      The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      A COPY OF THE COMPANY'S REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO PHYLLIS A. MURPHY, PRESIDENT AND CHIEF EXECUTIVE OFFICER, WEBSTER CITY FEDERAL, 820 DES MOINES STREET, WEBSTER CITY, IOWA 50595.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Kathie R. Highland
                                        Secretary

Webster City, Iowa
March 19, 2004

                                                                      APPENDIX A

                          WEBSTER CITY FEDERAL BANCORP

                             AUDIT COMMITTEE CHARTER

                            (Revised March 17, 2004)

Organization

The Audit Committee shall be comprised of a minimum of three directors as determined by the Board. All of the directors serving on the Audit Committee of the Company shall be "independent directors" according to SEC regulations and NASDAQ listing requirements, and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of their independent judgment as a member of the Committee.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience. The Board shall determine whether at least one member of the Committee qualifies as an "audit committee financial expert" in compliance with criteria established by the SEC and other relevant regulations. The existence of such member, including his or her name and whether he or she is independent, shall be disclosed in periodic filings as required by the SEC.

Audit Committee members shall be appointed by the Board of Directors of the Company and shall serve until their successors are duly elected and qualified. If an Audit Committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee Membership.

The Committee shall meet at least quarterly or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may choose. As part of its responsibility to foster open communication, the Committee will meet periodically with management, the internal auditor and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of those parties believe should be discussed privately. The Committee will meet quarterly with the independent auditor and management to discuss the Company's financial statements.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibilities. The Committee will be responsible for monitoring the integrity of the Company's financial reporting process and systems of key internal controls regarding finance, accounting, legal and regulatory compliance. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, any internal auditors of the Company, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose at the Company's expense.

Responsibilities and Duties

The Audit Committee policies and procedures shall be flexible in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

o Review and reassess the adequacy of the Charter at least annually, submit the Charter to the Board of Directors for approval and have the document published in accordance with SEC regulations.

o Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, including disclosures made in management's discussion and analysis, prior to the filing thereof, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The committee will discuss certain matters required to be communicated to audit committees in accordance with SAS 61, as amended.

o In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposure. Review significant findings prepared by the independent auditors together with management's response.

o Prepare a report annually to the shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement. The SEC requires that the Audit Committee issue a report to shareholders stating whether they have:

      o Reviewed and discussed the audited financial statements with management.

      o Discussed with the independent auditors the matter required to be discussed by SAS 61; and

      o Received certain disclosures from the auditors regarding their independence as required by the Independent Standards Board.

o Based on the foregoing, the report will include a statement whether the Audit Committee recommended to the full Board that the audited financial statements be included in the annual report filed with the SEC.

o Review and discuss with management and the independent auditor the certifications of the Company's chief executive officer and chief financial officer about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls, as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906), and the relevant reports rendered by the independent auditor.

o Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

o Review with management, corporate counsel and the independent auditor the status of legal matters, including the significance of such matters on the Company's financial statements, and the adequacy of disclosures regarding such matters in the Company's financial statements and SEC filings.

o Review with management and the independent auditor all related party transactions and determine that all required disclosures are included in the Company's annual report and annual proxy statement.

o Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

o Review the appointment and performance of personnel responsible for internal audit of the Company, if any. Internal audit personnel will report directly to the Audit Committee.

Independent Auditors

o The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee, as representatives of the shareholders, shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

o Review and approve the independent auditors' engagement letter and audit engagement fees prior to payment. Review significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

o The Committee will review and discuss, at least annually, all significant relationships between the auditors (and their representatives) and the Company that could impair the auditors' independence.

o Review the independent auditors' audit plan, discuss scope, staffing, reliance upon management and general audit approach to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

o Discuss the results of the audit with the independent auditors prior to releasing the year end financial statements. Discuss certain matters required to be communicated to the audit committee in accordance with AICPA SAS 61, as amended.

o Review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to non-significant exceptions permitted by the Sarbanes-Oxley Act of 2002) in accordance with the Company's pre-approval policy.

o Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

o Employees or former employees of the independent auditor who participated in any capacity in the audit of the Company will not be hired by the Company unless (a) it is determined that such a hiring would not violate any rules and regulations and (b) the hiring is pre-approved by the Board.

o Perform such other functions as assigned by law, the Company's charter or by-laws, or the Board.

Other Responsibilities

o Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any reports which raise material issues regarding the Company's financial statements or accounting policies.

o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent accountant. Nor is it the duty of the Audit Committee to conduce investigations to resolve disagreements, if any, between management and the independent accountant, or to assure compliance with laws and regulations.

                                 REVOCABLE PROXY

                          WEBSTER CITY FEDERAL BANCORP
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 2004

      The undersigned hereby appoints the official proxy committee consisting of the entire Board of Directors (other than those members of the Board of Directors nominated for election) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Webster City Federal Bancorp that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the offices of Webster City Federal Bancorp, 820 Des Moines Street, Webster City, Iowa, on April 21, 2004, at 1:00 p.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                        VOTE
                                                               FOR    WITHHELD

1.    The election as directors of the nominees listed below   |_|      |_|

      Dr. Carroll E. Haynes
      Phyllis A. Murphy

      To withhold your vote for one or more nominees, write the name of the nominee(s) below

      __________________________________

      __________________________________

      __________________________________

                                                         FOR   AGAINST   ABSTAIN

2.    The ratification of appointment of KPMG LLP as     |_|     |_|       |_|
      auditors for the year ending December 31, 2004.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 19, 2004, and audited financial statements.

Dated: _________________, 2004                |_|    Check Box if You Plan
                                                     to Attend Annual Meeting

__________________________________            __________________________________
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER

__________________________________            __________________________________
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------